UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2012

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	811-21765	34-2045907
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

125 West 55th Street
New York, New York 10019
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (800) 910-1434

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On October 16, 2012, Macquarie Global Infrastructure Total Return Fund Inc. entered into a settlement agreement with Arthur D. Lipson, Robert Ferguson, Scott Franzblau, Robert H. Daniels, Western Investment LLC, Western Investment Hedged Partners L.P., Western Investment Activism Partners LLC, Western Investment Total Return Partners L.P., Western Investment Total Return Fund Ltd., Benchmark Plus Partners L.L.C., Benchmark Plus Institutional Partners L.L.C. and Benchmark Plus Management, L.L.C., and all of their respective directors, officers and Affiliates (as defined) (the “Settlement Agreement”).  The Settlement Agreement, including all exhibits, is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K.

The Settlement Agreement, including all exhibits, is also being filed as solicitation material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and as a pre-commencement communication pursuant to Rule 13e-4(c) under the 1934 Act.

Item 9.01               Financial Statements and Exhibits.

(c)          Exhibits.

Exhibit Number

99.1         Settlement Agreement, dated as of October 16, 2012 by and among Arthur D. Lipson, Robert Ferguson, Scott Franzblau, Robert H. Daniels, Western Investment LLC, Western Investment Hedged Partners L.P., Western Investment Activism Partners LLC, Western Investment Total Return Partners L.P., Western Investment Total Return Fund Ltd., Benchmark Plus Partners L.L.C., Benchmark Plus Institutional Partners L.L.C. and Benchmark Plus Management, L.L.C., and all of their respective directors, officers and Affiliates (as defined) and Macquarie Global Infrastructure Total Return Fund Inc. (including exhibits).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.
Date: October 16, 2012	By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer/Principal Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1         Settlement Agreement, dated as of October 16, 2012 by and among Arthur D. Lipson, Robert Ferguson, Scott Franzblau, Robert H. Daniels, Western Investment LLC, Western Investment Hedged Partners L.P., Western Investment Activism Partners LLC, Western Investment Total Return Partners L.P., Western Investment Total Return Fund Ltd., Benchmark Plus Partners L.L.C., Benchmark Plus Institutional Partners L.L.C. and Benchmark Plus Management, L.L.C., and all of their respective directors, officers and Affiliates (as defined) and Macquarie Global Infrastructure Total Return Fund Inc. (including exhibits).